[LOGO OF EATON VANCE APPEARS HERE]

                                                   [PHOTO OF EARTH APPEARS HERE]




     Annual Report August 31, 1997


[PHOTO OF SATELLITE APPEARS HERE]


                                  EATON VANCE

                                   MARATHON

                                  INFORMATION

                                   AGE FUND


                     Global Management-Global Distribution



[PHOTO OF BABY APPEARS HERE]

EV Marathon Information Age Fund as of August 31, 1997

Letter to Shareholders


[PHOTO OMITTED]
James B. Hawkes,
President

EV Marathon Information Age Fund had a total return of 20.8% for the year ended August 31, 1997. That return was the result of a rise in net asset value per share from $11.04 on August 31, 1996 to $12.31 on August 31, 1997, and the reinvestment of $1.042 in capital gains distributions.1 By comparison, the S&P 500 Index - a widely recognized, unmanaged index of U.S. common stocks - had a total return of 40.7% for the same period, while the Morgan Stanley Capital International Europe, Australasia, and Far East Index - an index composed of global common stocks - had a return of 9.4%./2/

In a volatile market environment, information age companies sustained strong earnings growth...

The past year featured an unusually volatile stock market environment. For much of the year, the advance in the broad stock market was liquidity-driven and led by large cap, blue chip issues. However, as the year progressed, many of these consumer-related stocks became significantly overpriced and have since retreated from those levels. While the information age stocks mirrored the volatility of the broader market, the companies continued their positive earnings uptrend.

Change is coming rapidly to information age companies...

The past year has seen the pace of change quicken for information age companies. In the telecom industry, deregulation brought about by the Telecommunications Act of 1996 has completely transformed an industry once dominated by local monopolies. Meanwhile, in the media sector, the broadcast industry has been energized by a wave of mergers that has sharply increased the size of the listening and viewing audience for major broadcast companies. Finally, technology-based companies continued to refine new applications that will bring diverse information industries closer together.

Information age companies continue to offer prime growth opportunities...

Despite the volatility of the markets, the trends we've noted above contributed to an excellent climate for information age companies during the past year. We believe these companies offer outstanding long-term opportunities. In the following pages, portfolio managers Duncan Richardson and Jacob Rees-Mogg review the past year and comment on their outlook for the year ahead.


                             Sincerely,


                             /s/ James B. Hawkes

                             James B. Hawkes
                             President
                             October 9, 1997



--------------------------------------------------------------------------------
Fund Information
as of August 31, 1997


Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One year                                                                 20.8%
Life of Fund (9/18/95)                                                   15.9


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                                                                 15.8%
Life of Fund (9/18/95)                                                   13.7



Ten Largest Holdings/4/ By total net assets
--------------------------------------------------------------------------------
Pearson PLC                                                               2.4%
Telecom Italia SPA                                                        2.4
Westinghouse Electric Corp.                                               2.3
Electric & Eltek International                                            2.0
Reuters Holdings PLC                                                      2.0
Oracle Corp.                                                              1.9
Philips Electronics NV                                                    1.9
McGraw-Hill Companies Inc.                                                1.8
Thermo Electron Corp.                                                     1.7
Roland                                                                    1.7


/1/ This return does not reflect the Fund's applicable contingent deferred sales charge (CDSC).

/2/ It is not possible to invest directly in the Indices.

/3/ Average annual total returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect applicable CDSC on the following schedule: 5% - 1st year; 5% - 2nd year; 4% -3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

/4/ Ten largest holdings account for 20.1% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Marathon Information Age Fund as of August 31, 1997

Management Discussion


[PHOTO OMITTED]
Duncan Richardson,
Co-Portfolio Manager

[PHOTO OMITTED]
Hon. Jacob Rees-Mogg,
Co-Portfolio Manager


An interview with Duncan Richardson and Hon. Jacob Rees-Mogg, co-portfolio managers of Information Age Portfolio.

Q: Duncan, how would you characterize the U.S. market during the past year?

A: Mr. Richardson: The broad market displayed significant volatility during the year, and that volatility was mirrored in the information age stocks. The market saw a fair amount of sector rotation, with market leadership shifting frequently between industry groups. While large-cap stocks paced the market for most of the year, in recent months, smaller stocks have come into favor. In that kind of fluid environment, the Fund's relatively broad charter was a distinct benefit, as it allowed us to move among the various information sectors.

Q: Jacob, what was your view of the markets from London?

A: Mr. Rees-Mogg: The past year was a most interesting period for the global media, telecom, and technology stocks, with widely varying performance among the regional markets. For example, while Japan remained mired in an economic downturn, the European markets were quite robust. Economic conditions in Europe have slowly begun to gather steam. Long-term interest rates have converged in the expectation that European Monetary Union will occur on schedule.

   The U.K. has also fared quite well despite a political shift to the left, somewhat higher interest rates, and a surge in the pound relative to other European currencies. The Far East, which has turned in such strong performances in recent years, proved a major disappointment in the past year. Thailand and Malaysia have been caught in the throes of currency turmoil and questions over the credibility of their economic and political leadership. Hong Kong was a notable exception for most of the period. The turnover of the former colony to Chinese jurisdiction received a warm reception from investors. More recently, Hong Kong has been visited by that same volatility.

Q: How have you positioned the Fund in recent months?

A: Mr. Richardson: We've maintained a roughly 50/50 mix between U.S. and foreign companies, while also maintaining a good diversification among information industries. That diversification, as well as the broad range of our charter, has helped us avoid much of the volatility that has characterized the markets both here and abroad.

   From a sector standpoint, media-related stocks

--------------------------------------------------------------------------------


Five Largest Industry Positions1
--------------------------------------------------------------------------------
By total net assets

Electronics                                                               18.0%
Communications Services                                                   16.0%
Broadcasting                                                              13.2%
Computer Software                                                         12.1%
Information Services                                                       9.0%

Regional Distribution/1/
--------------------------------------------------------------------------------
By total net assets

U.S.                                                                     52.3%
Europe                                                                   12.7%
U.K.                                                                     12.3%
East Asia                                                                12.2%
Other                                                                     7.8%
Australasia                                                               2.7%

/1/ Because the Fund is actively managed, sector weightings and regional distributions are subject to change.

EV Marathon Information Age Fund as of August 31, 1997

MANAGEMENT DISCUSSION CONT'D

[GRAPHIC APPEARS HERE]
--------------------------------------------------------------------------------
The Future of Mobile Telephony: The U.S. is now the largest market for mobile phones - with 33 million subscribers. It is estimated that by the end of the century, there will be more than 350 million subscribers worldwide, with the fastest rate of growth in Asia.

Source: L.M. Ericsson
--------------------------------------------------------------------------------

   have played a large role in the Portfolio. The period saw a good deal of merger activity, especially among broadcasters and entertainment companies. As a result, the Portfolio's radio and television holdings fared very well. Elsewhere in the media area, we shifted some assets into cable television investments. The cable group has underperformed for several years running, but more recently, industry fundamentals have improved significantly.

Q: Have media stocks been a focus of the non-U.S. portion of the Portfolio as well?

A: Mr. Rees-Mogg: Yes. The fundamentals of global companies are equally as compelling. Large media companies like Pearson PLC have gained market share through acquisitions and now offer advertisers the ability to reach a massive audience. Another holding, News Corp., is the largest newspaper company in the world, in addition to owning the Fox network in the U.S., BSkyB Broadcasting in the U.K., and a wide variety of entertainment and sports properties. The company is unmatched in its ability to span the globe through a variety of distribution channels. In the entertainment sector, the Portfolio has an investment in the Dutch conglomerate Philips Electronics. Philips has developed into a powerful "content" company and capitalized on the value of its vast music library.

Q: The telecommunications sector has frequently been in the news. What areas of that industry have you found attractive?

A: Mr. Richardson: In the U.S. portion of the Portfolio, we've favored the phone equipment companies, which have continued to enjoy strong sales growth. For much of the period, we generally underweighted the telecom service providers, which are battling over access to each other's markets. Following the 1996 deregulation of the phone industry, the intended result was to unleash competition among service companies. Up to this point, it has mostly created uncertainty among the companies and investors, while it is hard to discern which companies will be the winners in the long run. Recently, we've added to our phone service holdings. Companies such as Ameritech and Bell South have continued to see strong growth in lines as they offer additional higher-margin services. While they are subject to inroads by competitors, they should be able to defend their franchises, and we view their valuations as attractive.


Q: Are the same dynamics at work in the telecom companies overseas?

A: Mr. Rees-Mogg: Yes. The telecom sector witnessed a number of events that raised investor interest. First, the World Trade Organization talks generated further proposals to open up global phone markets. Next, U.S. regulators urged the lowering of international rates, a move that should make the telecom markets in emerging countries increasingly competitive. Finally, the global telecom sector was characterized by merger activity as companies sought to expand their global market presence. There is a growing perception among these companies that, to be truly successful, they will need a global reach.

   Moreover, the outlook for the telecom stocks is very good, as the companies are coming to terms with new pricing schemes. Due to the companies' excellent cash flows, the stocks should stand up well in increasingly volatile markets. One of our holdings in Europe, Telecom Italia, recently agreed to a share-

EV Marathon Information Age Fund as of August 31, 1997

MANAGEMENT DISCUSSION CONT'D


   exchange with AT&T. The crossholding should help cement the AT&T foothold in Europe while giving Telecom Italia access to AT&T's leading technologies.


Q: Let's turn to the technology sector. What have you found attractive there?

A: Mr. Richardson: Technology has remained a fairly volatile area. The Fund was underexposed to technology stocks in the first quarter of 1997, when the sector did quite poorly. As the group bottomed in April, we added to our positions in some of the larger companies. Those included Intel, the world's leading semiconductor manufacturer, and Oracle Corp., the world's largest producer of database software.

   We also had investments in companies that are making novel uses of technology. Those included financial services companies such as Charles Schwab & Co., Inc. and Raymond James Financial Corp. These firms are pioneering the linkage of technology and personal finance. Their use of technology and media is helping these companies rapidly grow their businesses.

Q: How did the global technology sector fare during the period?

A: Mr. Rees-Mogg: Global technology companies continued to post strong growth, with the exception of semiconductor companies, which felt some pricing restraints. It paid, therefore, to be selective. Technology stocks continued to be driven largely by U.S. demand. Given the strength of the U.S.economy, the outlook remains fairly bright.

   Among our global technology stocks were Hitachi Ltd., a Japanese manufacturer of electronics equipment. Another holding, Misys, PLC, is a U.K.-based software company. The company has a range of products that help businesses run their offices. Interestingly, Misys recently bought a holding in the U.S. portion of the Portfolio, U.S.-based Medic Computer Systems, Inc., which makes office management software for physicians. Misys apparently agreed with Duncan's assessment that Medic Computer was undervalued. The purchase should provide Misys a good foothold in America for further growth.

Q: Have internet-related stocks played a part in your strategy?

A: Mr. Richardson: Clearly, the growth of internet usage has been enormous, and has drawn great interest to internet stocks. Many of these companies represent interesting concepts that we monitor closely. However, we generally restrict our investments in that area to companies that have proven business models. Companies that are mere concepts simply don't make the cut.

   We did participate in several internet-related public offerings in the past year, including E*Trade and Ameritrade. Both of these companies offer investors the opportunity to trade securities on the internet at a major discount from regular brokerage commissions. They also provide investors a data base from which they can gather investment research. The growth of these businesses on the internet has been staggering and may provide a glimpse into the future of internet commerce. Another internet-related holding, Worldcom, Inc., started out with a focus on fiber optics and long-distance phone service, but became an aggressive provider of internet access with its acquisition of MFS Communications.

Q: Jacob, what do you look for among global information companies?

A: Mr. Rees-Mogg: We focus on companies that can provide value-added services and products. As Duncan indicated, the internet has increased the volume and accessibility of information, in voice, data and video form. Global companies that can fill the communications needs in those areas will enjoy a tremendous advantage.

   Reuters Holdings, PLC, for example, is an established U.K.-based company that is using new technologies to provide key financial information and data to the financial services industry. Because this data is time-sensitive and very critical for decision-makers in financial markets, there is a high degree of value-added in Reuters products. That value-added quality makes the company compelling as a growth opportunity.

EV Marathon Information Age Fund as of August 31, 1997

MANAGEMENT DISCUSSION CONT'D


Q: What is your outlook for the coming year for information-based companies?

A: Mr. Rees-Mogg: We've seen an increasing realization that the information business is truly global in nature, whether in telecom, media, or technology. As a result, companies are making commitments overseas to expand their reach and explore new markets. That is true in the telecom business and the media sector. In such an environment, we believe the Information Age Portfolio is quite well situated, especially given the global nature of our research capabilities. With the pace of change as rapid as it is, we have the distinct advantage of being able to closely monitor companies, whether they are in the U.S., Europe, or Asia.

A: Mr. Richardson: Another trend that has become apparent in the past year is the consolidation of previously fragmented industries into an assemblage of larger players. As I indicated earlier, that was especially true this year in the broadcasting and financial services sectors. This convergence of information age industries allows companies to leverage their strengths and make inroads in other markets.

   For example, earlier in the year, Microsoft made an investment in Web TV, and another in Comcast Corp., a major cable operator. Clearly, each of those investments is somewhat far afield of Microsoft's core business of system software. But each represents the trend of technology, media, and broadcast companies trying to forge new alliances and explore new business opportunities. We expect that activity to continue. While it adds to the unpredictability of the industry, it also increases the opportunities for growth. We hope to continue the Portfolio's participation in that growth.

--------------------------------------------------------------------------------
                             [LINE CHART APPEARS HERE]

EV Marathon Information Age Fund
Comparison of Change in Value of a $10,000 investment in the Fund vs. the S&P 500, and Europe, Australia & Far East Indexes*
September 30, 1995 through August 31, 1997


   Date       Fund/NAV        Fund/CDSC          S&P 500        EAFE INDEX
 9/30/95       $10,000                -          $10,000         $10,000
10/31/95       $10,128                -           $9,950          $9,734
11/30/95       $10,226                -          $10,359         $10,007
12/31/95       $10,285                -          $10,600         $10,413
 1/31/96       $10,315                -          $10,946         $10,458
 2/28/96       $10,541                -          $11,022         $10,496
 3/31/96       $10,571                -          $11,168         $10,722
 4/30/96       $11,112                -          $11,318         $11,036
 5/31/96       $11,329                -          $11,577         $10,836
 6/30/96       $11,161                -          $11,668         $10,899
 7/31/96       $10,482                -          $11,135         $10,583
 8/31/96       $10,866                -          $11,344         $10,609
 9/30/96       $11,516                -          $12,027         $10,894
10/31/96       $11,289                -          $12,341         $10,785
11/30/96       $11,811                -          $13,246         $11,217
12/31/96       $11,685                -          $13,028         $11,075
 1/31/97       $11,892                -          $13,826         $10,690
 2/28/97       $11,902                -          $13,908         $10,868
 3/31/97       $11,478                -          $13,379         $10,910
 4/30/97       $11,567                -          $14,160         $10,970
 5/31/97       $12,513                -          $14,990         $11,687
 6/30/97       $12,966                -          $15,710         $12,334
 7/31/97       $13,587                -          $16,937         $12,536
 8/31/97       $13,126          $12,626          $15,964         $11,602


Performance+
--------------------------------------------------------------------------------

Average Annual Total Returns (At Net Asset Value)
--------------------------------------------------------------------------------
One year                                                                  20.8%
Life of Fund                                                              15.9
Value at 8/31/97                                                       $13,126


SEC Average Annual Total Returns (Including Applicable CDSC)
--------------------------------------------------------------------------------
One year                                                                  15.8%
Life of Fund                                                              13.7
Value at 8/31/97                                                       $12,626

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 9/18/95. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.


  The performance chart above compares the Fund's total return with that of a broad-based securities market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Index - a broad-based, widely recognized index of 500 common stocks traded in the U.S. - and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE) - a broad-based index of common stocks traded in foreign markets. The Indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an index.
**This figure represents the Fund's performance including the Fund's applicable contingent deferred sales charge (CDSC) deducted at redemption as follows:
  5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; and
  1% - 6th year.
+ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect applicable contingent deferred sales charge (CDSC).

EV Marathon Information Age Fund  as of August 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of August 31, 1997
Assets
--------------------------------------------------------------------------------
Investment in Information Age Portfolio, at value (Note 1A)
     (identified cost, $24,957,199)                                $ 28,546,753

Receivable for Fund shares sold                                         498,197
Tax reclaim receivable                                                   16,166
Deferred organization expenses (Note 1D)                                 27,166
--------------------------------------------------------------------------------
Total assets                                                       $ 29,088,282
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                             46
Payable to affiliate for Trustees' fees                                      27
Accrued expenses                                                         51,391
--------------------------------------------------------------------------------
Total liabilities                                                  $     51,464
--------------------------------------------------------------------------------

Net Assets for 2,358,033 shares of
     beneficial interest outstanding                               $ 29,036,818
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                    $ 25,377,591
Accumulated undistributed net realized gain on investments
    from Portfolio (computed on basis of identified cost)                 69,673
Net unrealized appreciation of investments from Portfolio
    (computed on basis of identified cost)                            3,589,554
--------------------------------------------------------------------------------
Total                                                              $ 29,036,818
--------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
--------------------------------------------------------------------------------
($29,036,818 / 2,358,033 shares of
     beneficial interest outstanding)                              $      12.31
--------------------------------------------------------------------------------


Statement of Operations

For the Year Ended
August 31, 1997

Investment Income (Note 1B)
--------------------------------------------------------------------------------
Dividend income allocated from Portfolio
    (net of foreign taxes, $34,034)                                $    346,951
Interest income allocated from Portfolio                                 43,261
Expenses allocated from Portfolio                                      (379,848)
--------------------------------------------------------------------------------
Net investment income from Portfolio                                $     10,364
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Management fee (Note 3)                                            $     64,015
Compensation of Trustees not members of the
    Administrator's organization (Note 3)                                   258
Distribution fees (Note 5)                                              242,459
Transfer and dividend disbursing agent fees                              36,733
Printing and postage                                                     25,625
Registration fees                                                        18,691
Legal and accounting services                                            17,067
Amortization of organization expenses (Note 1D)                           9,366
Custodian fee                                                             4,831
Miscellaneous                                                            19,093
--------------------------------------------------------------------------------
Total expenses                                                     $    438,138
--------------------------------------------------------------------------------


Net investment loss                                                $   (427,774)
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                $  2,903,668
    Foreign currency transactions                                       (11,648)
--------------------------------------------------------------------------------
Net realized gain on investments                                   $  2,892,020
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                                        $  2,299,138
    Foreign currency transactions                                           720
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
of investments                                                     $  2,299,858
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                    $  5,191,878
--------------------------------------------------------------------------------

Net increase in net assets resulting from operations               $  4,764,104
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Information Age Fund as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                                     Year Ended            Year Ended
in Net Assets                                           August 31, 1997       August 31, 1996*
--------------------------------------------------------------------------------------------------
From operations --
    Net investment loss                                    $   (427,774)         $   (186,468)
    Net realized gain (loss) on investments                   2,892,020              (113,052)
    Net change in unrealized
        appreciation (depreciation) of
        investments                                           2,299,858             1,289,696
----------------------------------------------------------------------------------------------
Net increase in net assets resulting
        from operations                                    $  4,764,104          $    990,176
----------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net realized gain on investments                  $ (2,278,431)                   --
----------------------------------------------------------------------------------------------
Total distributions to shareholders                        $ (2,278,431)                   --
----------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 4) --
    Proceeds from sale of shares                           $  8,573,846          $ 24,825,891
    Net asset value of shares issued to
        shareholders in payment of
        distributions declared                                2,073,164                    --
    Cost of shares redeemed                                  (5,896,343)           (4,015,589)
----------------------------------------------------------------------------------------------
Net increase in net assets from Fund
    share transactions                                     $  4,750,667          $ 20,810,302
----------------------------------------------------------------------------------------------

Net increase in net assets                                 $  7,236,340          $ 21,800,478
----------------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------------
At beginning of year                                       $ 21,800,478                    --
----------------------------------------------------------------------------------------------
At end of year                                             $ 29,036,818          $ 21,800,478
----------------------------------------------------------------------------------------------


Accumulated
undistributed
net investment loss
included in net assets
----------------------------------------------------------------------------------------------
At end of year                                             $         --          $     (6,108)
----------------------------------------------------------------------------------------------

* For the period from the start of business, September 18, 1995, to August 31, 1996.


                      See notes to financial statements

EV Marathon Information Age Fund as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                       Year Ended August 31,
                                                 -------------------------------
                                                       1997           1996*++
--------------------------------------------------------------------------------
Net asset value -- Beginning of year                $ 11.040          $10.000
--------------------------------------------------------------------------------


Income (loss) from operations
--------------------------------------------------------------------------------
Net investment loss                                 $ (0.178)         $(0.134)
Net realized and unrealized gain on investments        2.490            1.174
--------------------------------------------------------------------------------
Total income from operations                        $  2.312          $ 1.040
--------------------------------------------------------------------------------


Less distributions
--------------------------------------------------------------------------------
From net realized gain on investments               $ (1.042)         $   --
--------------------------------------------------------------------------------
Total distributions                                 $ (1.042)         $   --
--------------------------------------------------------------------------------


Net asset value -- End of year                      $ 12.310          $11.040
--------------------------------------------------------------------------------


Total Return/(1)/                                      20.79%           10.40%
--------------------------------------------------------------------------------


Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of year (000 omitted)               $ 29,037          $21,800
Ratio of net expenses to average net assets/(2)/        3.19%            2.96%+
Ratio of net investment loss to average net assets     (1.67)%          (1.34)%+
--------------------------------------------------------------------------------

+      Annualized.

++     Computed using average shares outstanding throughout the period.

* For the period from the start of business, September 18, 1995, to August 31, 1996.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of the Portfolio's allocated expenses.


                       See notes to financial statements

EV Marathon Information Age Fund as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  EV Marathon Information Age Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in interests in Information Age Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (55.6% at August 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  On June 23, 1997, the Board of Trustees of the Trust adopted a multiple class plan for the Fund which permits the Fund to issue more than one class of shares. Initially, the Fund will offer three classes of shares and, effective September 1, 1997, the existing shares of the Fund will be designated as Class B shares. On June 23, 1997, the Board of Trustees also approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the Fund will acquire substantially all of the assets and liabilities of the EV Traditional Information Age Fund and EV Classic Information Age Fund. The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. As a result of the reorganization, shareholders of the Traditional Fund and the Classic Fund will receive Class A shares and Class C shares of the Fund, respectively. The reorganization will occur after the close of business, August 31, 1997.

  A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, if any, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $826,483 as a long-term capital gain distribution for its taxable year ended August 31, 1997.

  D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

  E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

  F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the record date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis

EV Marathon Information Age Fund as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Management Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 1997 the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $64,015. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund and the Portfolio are directors/trustees of the above organizations. In addition, investment adviser and administrative fees, are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

4 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                     Year Ended              Year Ended
                                  August 31, 1997         August 31, 1996*
  -----------------------------------------------------------------------------
     Sales                            703,921                 2,344,257

     Issued to shareholders
      electing to receive
      payment of distribution
      in Fund shares                  165,596                        --

       Redemptions                   (485,972)                 (369,769)
  ------------------------------------------------------------------------------
       Net increase                   383,545                 1,974,488
  ------------------------------------------------------------------------------

   * For the period from the start of business, September 18, 1995 to August 31, 1996.


5 Distribution Plan
  ------------------------------------------------------------------------------
  The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of the Fund's average daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus,
  (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. During the year ended August 31, 1997 the Fund paid distribution fees to EVD aggregating $192,044 representing 0.75% of average daily net assets. At August 31, 1997 the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $982,000.

  In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. The Fund paid or accrued an aggregate of $50,415 for the year ended August 31, 1997 as service fees under the Plan. EVD may pay up to the entire amount of the service fees to authorized firms through which the Fund's shares are distributed.

EV Marathon Information Age Fund as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


    Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
  ------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each year thereafter. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $109,000 of CDSC paid by shareholders for the year ended August 31, 1997.

7 Investment Transactions
  ------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Portfolio aggregated $8,627,075 and $7,019,057, respectively.

8 Subsequent Events
  ------------------------------------------------------------------------------
  Effective September 1, 1997, the Fund changed its name to Eaton Vance Information Age Fund and shares of the Fund are designated Class B shares.
  Two additional classes of shares are also offered.

EV Marathon Information Age Fund  as of August 31, 1997

INDEPENDENT ACCOUNTANT'S REPORT



To the Trustees and Shareholders
of EV Marathon Information Age Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of EV Marathon Information Age Fund as of August 31, 1997, and the related statement of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of EV Marathon Information Age Fund at August 31, 1997, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                  Coopers & Lybrand L.L.P.
                                  Boston, Massachusetts
                                  October 3, 1997

Information Age Portfolio  as of August 31, 1997

PORTFOLIO OF INVESTMENTS

(Expressed in United States Dollars)


Common Stocks -- 95.8%

                                                                    Value
Security                                          Shares            (Note 1A)
--------------------------------------------------------------------------------
Advertising -- 2.6%
--------------------------------------------------------------------------------
Omnicom Group, Inc.                               13,000            $   880,750
WPP Group PLC                                     10,000                460,000
--------------------------------------------------------------------------------
                                                                    $ 1,340,750
--------------------------------------------------------------------------------

Broadcasting and Cable -- 13.2%
--------------------------------------------------------------------------------
Benpres Holdings, GDR*                            32,000            $   177,150
Comcast Corp. Class A                             20,000                468,750
Emmis Broadcasting Corp., Class A                 10,000                492,500
Fuji Television Network Inc.                          10                 56,233
Granada Group, PLC                                40,000                526,339
Jacor Communications, Inc.                        10,000                440,000
Liberty Media Group, Class A                      20,000                527,500
Lin Television Corp./1/                           17,000                806,438
Pathe SA*                                          2,100                389,439
TCA Cable TV, Inc.                                 8,000                304,000
Tele-Communications, Inc.                         35,000                612,500
Westinghouse Electric Corp.                       45,000              1,158,750
Yorkshire-Tyne Tees TV Holdings*                  45,000                842,775
--------------------------------------------------------------------------------
                                                                    $ 6,802,374
--------------------------------------------------------------------------------

Business Services - Miscellaneous -- 1.8%
--------------------------------------------------------------------------------
Learning Tree International                       20,000            $   550,000
Tyco International Ltd./1/                         4,813                377,520
--------------------------------------------------------------------------------
                                                                    $   927,520
--------------------------------------------------------------------------------

Communications Equipment -- 1.4%
--------------------------------------------------------------------------------
General Cable Corp./1/                            10,000            $   346,250
Glenayre Technologies, Inc.                       20,000                350,000
--------------------------------------------------------------------------------
                                                                    $   696,250
--------------------------------------------------------------------------------

Communications Services -- 16.0%
--------------------------------------------------------------------------------
Ameritech Corp.                                    9,000            $   564,188
Bellsouth Corp.                                   10,000                440,000
Bezek                                            250,000                690,928
British Telecommunications, PLC*                 125,000                806,696
GTE Corp.                                         15,000                668,438
Korea Mobile Telecom Corp.*                          298                235,171
Nippon Telegraph and Telephone Corp.*                700                654,124
Orange, PLC                                      225,000                792,792
Orbital Sciences Corp./1/                         25,000                542,188
SBC Communications, Inc.                          10,000                543,750
Sprint Corp.                                      10,000                470,000
Telecom Italia Spa/1/                            350,000              1,226,829
WorldCom, Inc./1/                                 20,000                598,750
--------------------------------------------------------------------------------
                                                                    $ 8,233,854
--------------------------------------------------------------------------------

Computer Software -- 12.1%
--------------------------------------------------------------------------------
Computer Associates International, Inc.            5,000            $   334,375
Documentum Inc.                                   20,000                710,000
Great Plains Software Inc./1/                      3,000                 79,125
Intuit, Inc./1/                                   25,000                653,125
Medic Computer Systems, Inc./1/                   10,000                312,500
Misys, PLC*                                       33,000                850,801
Net One Systems Co., Ltd./1/                          50                289,436
Nice Systems Ltd./1/                              15,000                599,063
Oracle Corp.                                      25,500                972,188
Reynolds & Reynolds Inc, Class A                  30,000                603,750
USCS International, Inc./1/                       15,000                268,125
Vanda Systems and Communications               1,000,000                567,779
--------------------------------------------------------------------------------
                                                                    $ 6,240,267
--------------------------------------------------------------------------------

Computers and Business Equipment -- 4.2%
--------------------------------------------------------------------------------
Flextech Holdings Limited                        507,000            $   680,920
Fujitsu Ltd.                                      50,000                595,410
Lexmark International Group Inc./1/               25,000                875,000
--------------------------------------------------------------------------------
                                                                    $ 2,151,330
--------------------------------------------------------------------------------

Consumer Services -- 0.6%
--------------------------------------------------------------------------------
Sterling Commerce, Inc./1/                        10,000            $   330,625
--------------------------------------------------------------------------------
                                                                    $   330,625
--------------------------------------------------------------------------------

Drugs -- 0.6%
--------------------------------------------------------------------------------
Genzyme Corp.                                        300            $     3,225
Genzyme Corp. Class A                             10,000                281,250
--------------------------------------------------------------------------------
                                                                    $   284,475
--------------------------------------------------------------------------------

Electronics - Instruments -- 10.4%
--------------------------------------------------------------------------------
Avimo Group Ltd.*                                200,000            $   254,052
Electric and Eltek International*              3,000,000              1,045,029


                       See notes to financial statements

Information Age Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

(Expressed in United States Dollars)

                                                                    Value
Security                                          Shares            (Note 1A)
--------------------------------------------------------------------------------
Electronics - Instruments (continued)
--------------------------------------------------------------------------------
Martin Gruppen                                     7,500            $   501,599
Philips Electronics*                              14,000                995,280
Roland*                                           40,000                893,116
Tandberg Television, ASA*                         92,000                744,675
Thermo Electron Corp./1/                          22,000                885,500
--------------------------------------------------------------------------------
                                                                    $ 5,319,251
--------------------------------------------------------------------------------

Electronics - Semiconductors -- 7.6%
--------------------------------------------------------------------------------
Alcatel Alsthom                                    5,000            $   612,124
Analog Devices                                    15,000                496,875
Creative Technology Limited/1/                    19,000                382,137
Hitachi Ltd.*                                     65,000                596,651
Intel Corp.                                        2,000                184,250
Kokusai Electric                                  30,000                525,946
LSI Logic/1/                                      20,000                643,750
Samsung Electronics*                               3,354                377,134
Samsung Electronics Ltd., GDR*                     1,225                 67,436
--------------------------------------------------------------------------------
                                                                    $ 3,886,303
--------------------------------------------------------------------------------

Entertainment -- 3.2%
--------------------------------------------------------------------------------
Sony Corp.*                                       10,000            $   868,307
Time Warner Inc.                                  15,000                772,500
--------------------------------------------------------------------------------
                                                                    $ 1,640,807
--------------------------------------------------------------------------------

Information Services -- 9.0%
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc. Class A        10,000            $   262,500
Automatic Data Processing, Inc.                    5,000                227,813
BISYS Group, Inc./1/                              10,000                337,500
CCC Information Services Group                    25,000                431,250
DST Systems, Inc./1/                              17,000                615,188
First Data Corp.                                  12,000                492,750
First USA Paymentech, Inc./1/                     25,000                759,375
FIserv, Inc.                                       5,000                225,000
Forrester Research Inc./1/                         2,500                 68,750
Reuters Holdings, PLC*                           100,000              1,015,059
SunGard Data Systems, Inc.                         4,000                208,500
--------------------------------------------------------------------------------
                                                                    $ 4,643,685
--------------------------------------------------------------------------------

Investment Services -- 3.2%
--------------------------------------------------------------------------------
Ameritrade Holding Corp., Class A/1/              19,500            $   366,844
Charles Schwab and Co., Inc.                      15,000                636,563
Raymond James Financial Corp.                     22,000                638,000
--------------------------------------------------------------------------------
                                                                    $ 1,641,407
--------------------------------------------------------------------------------

Medical Products -- 0.7%
--------------------------------------------------------------------------------
Healthdyne Technologies Inc./1/                   20,000            $   337,500
--------------------------------------------------------------------------------
                                                                    $   337,500
--------------------------------------------------------------------------------

Miscellaneous -- 0.8%
--------------------------------------------------------------------------------
Waters Corp./1/                                   12,000            $   399,750
--------------------------------------------------------------------------------
                                                                    $   399,750
--------------------------------------------------------------------------------

Publishing -- 8.4%
--------------------------------------------------------------------------------
CMP Media Inc., Class A                            1,700            $    45,475
Dow Jones & Co., Inc.                             20,000                856,250
John Fairfax Holdings*                           250,000                597,228
McGraw-Hill, Inc.                                 15,000                919,688
Pearson, PLC*                                    105,000              1,234,367
Springer Alex Verlag AG*                             800                686,600
--------------------------------------------------------------------------------
                                                                    $ 4,339,608
--------------------------------------------------------------------------------

Total Common Stocks
    (identified cost $42,485,276)                                   $49,215,756
--------------------------------------------------------------------------------


Commercial Paper -- 2.4%

                                                Principal
                                                Amount
Security                                        (000 omitted)       Value
--------------------------------------------------------------------------------
General Electric Capital Corp.,
    5.60%, 9/2/97                               $  1,241            $ 1,240,421
--------------------------------------------------------------------------------

Total Commercial Paper
    (identified cost $1,240,421)                                    $ 1,240,421
--------------------------------------------------------------------------------

Total Investments -- 98.2%
    (identified cost $43,725,697)                                   $50,456,177
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- 1.8%                              $   917,767
--------------------------------------------------------------------------------


Net Assets -- 100%                                                  $51,373,944
--------------------------------------------------------------------------------

ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
*   Foreign Security
/1/ Non-income producing security.


                       See notes to financial statements

Information Age Portfolio  as of August 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 1997
(Expressed in United States Dollars)


Assets
-------------------------------------------------------------------------------
Investments, at value (Note 1A)
    (identified cost, $43,725,697)                                 $50,456,177
Cash                                                                    65,868
Receivable for investments sold                                        705,154
Dividends and interest receivable                                      181,643
Deferred organization expenses (Note 1C)                                 3,963
-------------------------------------------------------------------------------
Total assets                                                       $51,412,805
-------------------------------------------------------------------------------


Liabilities
-------------------------------------------------------------------------------
Payable to affiliate for Trustees' fees (Note 2)                   $        54
Accrued expenses                                                   $    38,807
-------------------------------------------------------------------------------
Total liabilities                                                  $    38,861
-------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio          $51,373,944
-------------------------------------------------------------------------------


Sources of Net Assets
-------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals            $44,641,361
Net unrealized appreciation of investments (computed
    on the basis of identified cost)                                 6,732,583
-------------------------------------------------------------------------------
Total                                                              $51,373,944
-------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
August 31, 1997
(Expressed in United States Dollars)

Investment Income
-------------------------------------------------------------------------------
Dividends (net of foreign taxes, $93,807)                          $   615,561
Interest                                                                81,657
-------------------------------------------------------------------------------
Total income                                                       $   697,218
-------------------------------------------------------------------------------


Expenses
-------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                    $   362,172
Administration fee (Note 2)                                            120,758
Compensation of Trustees not members of the
    Administrator's organization (Note 2)                                6,570
Custodian fee                                                          177,602
Legal and accounting services                                           35,148
Amortization of organization expenses (Note 1C)                          1,248
Miscellaneous                                                           13,506
-------------------------------------------------------------------------------
Total expenses                                                     $   717,004
-------------------------------------------------------------------------------


Net expenses                                                       $   717,004
-------------------------------------------------------------------------------


Net investment loss                                                $   (19,786)
-------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
-------------------------------------------------------------------------------
Net realized gain (loss) --
-------------------------------------------------------------------------------
    Investment transactions (identified cost basis)                $ 5,627,570
    Foreign currency transactions                                      (22,502)
-------------------------------------------------------------------------------
Net realized gain on investment transactions                       $ 5,605,068
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                            $ 4,257,104
    Foreign currency transactions                                        1,913
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)               $ 4,259,017
-------------------------------------------------------------------------------

Net realized and unrealized gain on investments                    $ 9,864,085
-------------------------------------------------------------------------------

Net increase in net assets from operations                         $ 9,844,299
-------------------------------------------------------------------------------


                       See notes to financial statements

Information Age Portfolio as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

(Expressed in United States Dollars)


Increase (Decrease)                        Year Ended           Year Ended
in Net Assets                              August 31, 1997      August 31, 1996*
-------------------------------------------------------------------------------
From operations --
    Net investment income (loss)            $    (19,786)         $    19,131
    Net realized gain (loss) on
        investment transactions                 5,605,068             (269,074)
    Net change in unrealized
        appreciation (depreciation)             4,259,017            2,473,566
--------------------------------------------------------------------------------
Net increase in net assets
    from operations                          $  9,844,299          $ 2,223,623
--------------------------------------------------------------------------------
Capital transactions --
    Contributions                            $ 19,061,455          $47,226,307
    Withdrawals                               (20,235,195)          (6,846,545)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
     from capital transactions               $ (1,173,740)         $40,379,762
--------------------------------------------------------------------------------

Net increase in net assets                   $  8,670,559          $42,603,385
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                         $ 42,703,385          $   100,000
--------------------------------------------------------------------------------
At end of year                               $ 51,373,944          $42,703,385
--------------------------------------------------------------------------------

* For the period from the start of business, September 18, 1995, to August 31, 1996.


                       See notes to financial statements

Information Age Portfolio  as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data (Expressed in Unites States Dollars)

                                                     Year Ended August 31,
                                              ----------------------------------
                                                    1997           1996*
--------------------------------------------------------------------------------

Ratios to average daily net assets
--------------------------------------------------------------------------------
Expenses                                            1.48%            1.52%+
Net investment income (loss)                       (0.04)%           0.07%+
Portfolio Turnover                                   160%             115%
--------------------------------------------------------------------------------
Average commission rate paid per share/(1)/      $0.0160          $0.0303
--------------------------------------------------------------------------------
Net assets, end of year (000s omitted)           $51,374          $42,703
--------------------------------------------------------------------------------

+     Annualized.

* For the period from the start of business, September 18, 1995, to August 31, 1996.

/(1)/ Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.



                       See notes to financial statements

Information Age Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Information Age Portfolio (the "Portfolio") is registered under the
  Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio which was organized as a trust under the laws of the State of New York on September 1, 1992 seeks to provide long-term capital growth by investing in a global and diversified portfolio of securities of information age companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Federal Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for Federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Trust's understanding of the applicable countries' tax rules and rates.

  C Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  E Options on Financial Futures -- Upon the purchase of a put option on foreign currency by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending upon whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

  F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency

Information Age Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D
(Expressed in United States Dollars)


  rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

  G Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

  H Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  I Other -- Investment transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

  J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expense on the statement of operations.


2 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research
  (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), and Lloyd George Investment Management (Bermuda) Limited, an affiliate of EVM, (the Advisers) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Advisers receive a monthly fee, divided equally between them, of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August
   31, 1997 the adviser fee was 0.75% of average net assets for such period and amounted to $362,172. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1997 the administration fee was 0.25% of average net assets for such period and amounted to $120,758. Except as to the Trustees of the Portfolio who are not members of the Advisers or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

  Trustees of the Portfolio that are not affiliated with the Advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 1997, no significant amounts have been deferred.

  Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.

3 Investment Transactions
  ------------------------------------------------------------------------------
  Purchase and sales of investments, other than short-term obligations, aggregated $74,731,034 and $77,133,653, respectively.

Information Age Portfolio as of August 31, 1997

(Expressed in United States Dollars)


4 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in value of the investments owned at August 31, 1997, are as follows:


   Aggregate cost                                            $ 43,829,717
   -----------------------------------------------------------------------------
   Gross unrealized appreciation                             $  7,547,438
   Gross unrealized depreciation                                 (920,978)
   -----------------------------------------------------------------------------
   Net unrealized appreciation                               $  6,626,460
   -----------------------------------------------------------------------------

5 Risks Associated with Foreign Investments
  ------------------------------------------------------------------------------
  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6 Financial Instruments
  ------------------------------------------------------------------------------
  The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  The Portfolio did not have any open obligations under these financial instruments at August 31, 1997.


7 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, a Eurodollar rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

Information Age Portfolio  as of August 31, 1997

INDEPENDENT ACCOUNTANTS' REPORT


To the Trustees and Investors of
Information Age Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Information Age Portfolio, including the portfolio of investments, as of August 31, 1997, and the related statements of operations, the statements of changes in net assets and the supplementary data for each of the periods indicated therein. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Information Age Portfolio as of August 31, 1997, and the results of its operations, changes in its net assets and supplementary data for each of the periods indicated therein, in conformity with United States generally accepted accounting principles.

                                  Coopers & Lybrand
                                  Chartered Accountants
                                  Toronto, Canada
                                  October 3, 1997

EV Marathon Information Age Fund  as of August 31, 1997

INVESTMENT MANAGEMENT

EV Marathon Information Age Fund
             Officers                   Independent Trustees
             James B. Hawkes            Donald R. Dwight
             President and Trustee      President, Dwight Partners, Inc.
                                        Chairman, Newspapers of New England, Inc.
             M. Dozier Gardner
             Vice President             Samuel L. Hayes, III
                                        Jacob H. Schiff Professor of Investment Banking,
             William D. Burt            Harvard University Graduate School of
             Vice President             Business Administration

             Barclay Tittmann           Norton H. Reamer
             Vice President             President and Director, United Asset
                                        Management Corporation
             James L. O'Connor
             Treasurer                  John L. Thorndike
                                        Formerly Director, Fiduciary Company Incorporated
             Alan R. Dynner
             Secretary                  Jack L. Treynor
                                        Investment Adviser and Consultant

Information Age Portfolio
             Officers                   Independent Trustees
             James B. Hawkes            Hon. Edward K.Y. Chen
             President and Trustee      Professor and Director, Center for Asian Studies,
                                        University of Hong Kong
             William Chisholm
             Vice President             Donald R. Dwight
                                        President, Dwight Partners, Inc.
             Michel Normandeau          Chairman, Newspapers of New England, Inc.
             Vice President
                                        Samuel L. Hayes, III
             Raymond O'Neill            Jacob H. Schiff Professor of Investment Banking,
             Vice President             Harvard University Graduate School of
                                        Business Administration
             Duncan W. Richardson
             Vice President and         Norton H. Reamer
             Co-Portfolio Manager       President and Director, United Asset
                                        Management Corporation
             Hon. Robert Lloyd George
             Vice President, Trustee    John L. Thorndike
             and Co-Portfolio Manager   Formerly Director, Fiduciary Company Incorporated

             James L. O'Connor          Jack L. Treynor
             Treasurer                  Investment Adviser and Consultant

             Alan R. Dynner
             Secretary

Sponsor and Manager of EV Marathon Information Age
Fund and Administrator of Information Age Portfolio
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Co-Advisor of Information Age Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Lloyd George Investment Management (Bermuda) Limited
3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
First Data Investor Services Group, Inc.
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123
(800) 262-1122

Independent Auditors
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109




EV Marathon Information Age Fund
24 Federal Street
Boston, MA 02110




--------------------------------------------------------------------------------
  This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

                                                                    MIASRC-11/97